Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.2%)
Brazil (4.3%)
*	NU Holdings Ltd. Class A	2,906,497	51,590
Canada (4.0%)
*	Shopify Inc. Class A	368,167	48,315
China (11.8%)
	Tencent Holdings Ltd.	673,500	51,766
*,1	Meituan Class B	2,627,750	32,486
	BYD Co. Ltd. Class H	2,416,600	30,127
*	PDD Holdings Inc. ADR	287,001	29,002
			143,381
Denmark (0.8%)
	Novo Nordisk A/S Class B	157,055	9,326
France (8.3%)
	Hermes International SCA	18,724	45,050
	Kering SA	88,508	27,630
	L'Oreal SA	57,893	26,598
*	Exail Technologies SA	8,181	1,075
			100,353
Germany (3.6%)
*,1	Delivery Hero SE Class A	905,022	25,240
*	BioNTech SE ADR	162,883	18,528
			43,768
Italy (3.1%)
	Ferrari NV	113,595	37,889
Japan (0.8%)
	M3 Inc.	786,300	9,702
Netherlands (11.1%)
	ASML Holding NV	47,404	67,973
*,1	Adyen NV	44,965	66,676
			134,649
Singapore (4.4%)
*	Sea Ltd. ADR	463,369	53,978
South Korea (2.6%)
*	Coupang Inc.	1,576,079	31,774
Sweden (10.5%)
*	Spotify Technology SA	179,297	89,711
	Atlas Copco AB Class B	1,488,912	26,782
*	Kinnevik AB Class B	1,350,743	11,086
			127,579
Taiwan (12.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,654,000	146,755
United Kingdom (3.9%)
*	Wise plc Class A	2,530,102	32,633
*	Ocado Group plc	4,749,284	14,233
			46,866
United States (16.9%)
*	MercadoLibre Inc.	63,502	136,389
	NVIDIA Corp.	279,928	53,503
*	Moderna Inc.	345,628	15,232
			205,124
Total Common Stocks (Cost $894,300)			1,191,049

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[2]	Vanguard Market Liquidity Fund (Cost $20,821)	3.704%	208,214	20,821
Total Investments (99.9%) (Cost $915,121)				1,211,870
Other Assets and Liabilities—Net (0.1%)				1,416
Net Assets (100%)				1,213,286
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, the aggregate value was $124,402, representing 10.3% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	305,029	—	—	305,029
Common Stocks—Other	222,993	663,027	—	886,020
Temporary Cash Investments	20,821	—	—	20,821
Total	548,843	663,027	—	1,211,870